Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of February 2, 2017 by and among LUBY’S, INC. (the “Borrower”), the Lenders party hereto and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of November 8, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among, inter alia, the Borrower, the other Credit Parties party thereto, the Administrative Agent and the Lenders from time to time party thereto, pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders modify the definition of “Growth Capital Expenditures” set forth in the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
2.Amendment. The definition of “Growth Capital Expenditures” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Growth Capital Expenditures” means, with respect to any Person for any period, any Capital Expenditures related to (i) the construction, acquisition, remodeling, reimaging or opening of Restaurants during such period (including due diligence and permitting costs), which shall include, for the avoidance of doubt, any Consolidated Restaurant Pre-Opening Costs and (ii) any discretionary, non-recurring investments in in-store information technology.
3.Conditions and Effectiveness. This Amendment shall become effective as soon as the Administrative Agent shall have received counterpart signatures to this Amendment from each party hereto with retroactive effect back to November 8, 2016.

4.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)    the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action;
(b)    no Default or Event of Default has occurred and is continuing or would result herefrom; and
(c)    all representations and warranties contained in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof); provided that any such representations and warranties that by their express terms are made as of a specific date are true and correct in all material respects as of such specific date.

5.Agreement in Full Force and Effect. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference herein or in any Loan Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended hereby. For the avoidance of doubt, this Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.
6.Counterparts. This Amendment may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.
7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and assigns and the Administrative Agent and Lenders and their respective successors and assigns.
8.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
9.Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

10.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:
LUBY'S, INC.

By:	/s/ Christopher J. Pappas
Name:	Christopher J. Pappas
Title:	President and Chief Executive Officer

Luby’s, Inc. - Signature Page to Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Lender and as Administrative Agent

By:	/s/ Maureen S. Malphus
Name:	Maureen S. Malphus
Title:	Vice President

Luby’s, Inc. - Signature Page to Amendment

CADENCE BANK, N.A.
as Lender

By:	/s/ Charles M. Joye, III
Name:	Charles M. Joye, III
Title:	Senior Vice President

Luby’s, Inc. - Signature Page to Amendment

TEXAS CAPITAL BANK, N.A.
as Lender

By:	/s/ Eva Pawelek
Name:	Eva Pawalek
Title:	Senior Vice President

Luby’s, Inc. - Signature Page to Amendment